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                                                           EXHIBIT 10.13


                          Memorandum of Understanding
                                    between
                      Ursus Telecom Corporation ("Ursus")
                                      and
                     Orion Telecom (Pty) Limited ("Orion")
                                      and
                         Millisle Limited ("Millisle")

                                     Page 1

                               12th August, 1997


1. Rates will be fixed through January 31st, 1998 at present levels. Should Telkom reduce rates to any destinations during this period, the commission structure on these destinations shall be calculated on a case by case basis, based on the principle of 1/3 to Ursus and 2/3 to Orion.

2. The commission payable by Ursus to Orion will be increased by 9% commencing with the first invoice raised in August 1997 and terminating six months thereafter in January 31st, 1998. This commission increase (the "Commission Increase") shall be payable monthly by Ursus to Orion.

      At the end of the period the total amount of the Commission increase shall be added and credited to Ursus for the purchase of shares by Ursus or its nominee in Orion at a total valuation of Orion which shall be calculated as follows:

      Ursus's gross telecommunication billed amount to Orion for the months of October + November + (the first 11 working days of December multiplied by two), divided by 3, and multiplied by 6.

3. From February 1st, 1998 the commission payable by Ursus to Orion shall be calculated based on a revised structure as follows:

      Retail selling price less the cost (being switched minutes + access time), (hereinafter defined as the "Profit")

      The Profit shall be split 1/3 to Ursus and 2/3 to Orion.

4. The Exclusive Agency Agreement dated 15th June 1994 between Ursus and Millisle shall be assigned to Orion with effect immediately. Concurrently, Orion shall renew said contract for an additional 3 year period as provided for on page 8 of said agreement.
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                          Memorandum of Understanding
                                    between
                      Ursus Telecom Corporation ("Ursus")
                                      and
                     Orion Telecom (Pty) Limited ("Orion")
                                      and
                         Millisle Limited ("Millisle")

                                     Page 2

                               12th August, 1997


5. The timing of payments by Orion to Ursus shall be maintained at current levels.

6. Orion's Audited financial statements will be provided to Ursus by the end of October 1997; non-audited financial statements by the end of September 1997.



/s/ [ILLEGIBLE]

For an on behalf of
Orion Telecom Corporation



/s/ [ILLEGIBLE]

For an on behalf of
Ursus Telecom Corporation



/s/ [ILLEGIBLE]

For an on behalf of
Millisle Limited